Exhibit 10.4

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

SECOND AMENDMENT TO GAS GATHERING AND COMPRESSION AGREEMENT

THIS SECOND AMENDMENT TO GAS GATHERING AND COMPRESSION AGREEMENT (this “Amendment”), dated June 1, 2019 (“Effective Date”), is made and entered into by and among RICE DRILLING B LLC, a Delaware limited liability company (“Producer”), ALPHA SHALE RESOURCES LP, a Delaware limited partnership (“Alpha”), and RM PARTNERS, LP, formerly known as Rice Midstream Partners, LP (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties”.
RECITALS
WHEREAS, the Parties entered into that certain Gas Gathering and Compression Agreement dated effective as of December 22, 2014, as the same was amended, supplemented, and/or modified by (i) that certain First Amendment to Gas Gathering and Compression Agreement dated effective as of October 19, 2016, by and among Producer, Alpha, and Gatherer, (ii) that certain letter agreement dated August 30, 2018, by and between Producer and Gatherer, (iii) that certain letter agreement dated September 5, 2018, by and among Producer, Alpha, and Gatherer, and (iv) that certain letter agreement dated March 1, 2019, by and among Producer, Alpha, Gatherer, Equitrans, L.P., and EQM Gathering OPCO, LLC (as amended, supplemented, and/or modified, the “Gathering Agreement”); and
WHEREAS, the Parties desire to amend the Gathering Agreement to, among other things, make certain modifications to the Gathering System as described herein, in accordance with the terms and conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
AGREEMENT
1.Defined Terms. Capitalized terms used but not defined herein shall have the meaning set forth in the Gathering Agreement.
2.Amendment of Exhibit B. Exhibit B to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit B attached hereto. For the avoidance of doubt, all Delivery Points set forth on Exhibit B shall be constructed and connected to the Gathering System at Gatherer’s sole cost and expense.

3.Throckmorton Delivery Point. In the event that Gatherer fails to place the Throckmorton – Hammerhead Delivery Point into service by either of the in-service dates set forth on Exhibit B for such Throckmorton – Hammerhead Delivery Point, then, commencing on the date that the Throckmorton – Hammerhead Delivery Point is placed into either High Pressure service or low pressure service, as applicable (each, a “Throckmorton In-Service Date”), and continuing for a period equal to the number of Days from and including [***] (in the case of High Pressure service) or [***] (in the case of low pressure service), as applicable, until and ending on the applicable Throckmorton In-Service Date, Producer shall receive a credit on each Month’s invoice equal to [***]for each Dth of Gas tendered by Producer on each Day during such Month.
4.Amendment of Exhibit C. Exhibit C to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit C attached hereto.
5.Effect. All other terms and conditions of the Gathering Agreement that are not expressly amended or modified in this Amendment remain unchanged and in full force and effect. By executing this Amendment, each Party hereby ratifies the terms of the Gathering Agreement, as modified by this Amendment. The Parties hereby acknowledge and agree that the Gathering Agreement continues in full force and effect, as modified by this Amendment.
6.Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles.
7.Counterparts. This Amendment may be executed in counterparts, including by electronic signature, each of which will be as valid as another and all which together will constitute one and the same instrument. Executed copies of this Amendment will be as valid for all purposes as original versions.
[Signature Page Follows]

IN WITNESS WHEREOF, each Party has caused its duly authorized representative to execute this Amendment as of the Effective Date.

RICE DRILLING B LLC

By: /s/ Gary E. Gould
Name: Gary E. Gould
Its: COO

ALPHA SHALE RESOURCES LP
By: ALPHA SHALE HOLDINGS LLC,
its General Partner

By: /s/ Gary E. Gould
Name: Gary E. Gould
Title: COO

RM PARTNERS, LP
By: EQM MIDSTREAM
MANAGEMENT, LLC, its General
Partner

By: /s/ Paul Kress
Name: Paul Kress
Title: VP

[Signature Page to Second Amendment to Gas Gathering and Compression Agreement]

EXHIBIT B

DELIVERY POINTS

System Name	Deliver Point Name	Downstream Pipeline	In-Service Date	Maximum Daily Quantity (Dth/Day)
Mojo	Mojo	TCO	Effective Date	[***]

Denex	California	DTI	Effective Date	[***]
	Maverick	M3	Effective Date	[***]
	Tombstone	TETCO	Effective Date	[***]
	Jaybird	ETRN - H148	Effective Date	[***]
	Brova	ETRN - M78	Effective Date	[***]
	Kryptonite	TCO	Effective Date	[***]

ASR/Whipkey	Steinmiller	DTI	Effective Date	[***]
	Tau	TCO	Effective Date	[***]
	Upsilon	TCO	Effective Date	[***]
	Rawhide	TETCO	Effective Date	[***]

Leather Jacket	Cygrymus	DTI	Effective Date	[***]

Windridge	Windridge	TETCO	Effective Date	[***]

Blue Jacket	Rogersville	TETCO	Effective Date	[***]

Yellow Jacket	Waynesburg	TETCO	Effective Date	[***]

Beta	Bambino	TETCO	2018	[***]

Throckmorton	Throckmorton	DTI	Effective Date	[***]
Throckmorton		Hammerhead	1/1/2020	[***]
*[***]
**[***]

EXHIBIT C

GATHERING SYSTEM

[attached]

[***]